UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant [   ]

Check the appropriate box:

[    ]           Preliminary Proxy Statement
[    ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ x ]           Definitive Proxy Statement
[    ]           Definitive Additional Materials
[    ]           Soliciting Material Pursuant to §240.14a-12

PROGINET CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROGINET CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 18, 2008

To the Stockholders of Proginet Corporation:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Proginet Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, November 18, 2008 at 4:30 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York 11530 for the following purposes:

1.	To elect six directors of the Company to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.
To approve amendments to the 2000 Stock Option Plan of Proginet Corporation (the “2000 Plan”) which amendments authorize a 3,000,000 share increase in the number of shares of common stock authorized for award grants under the 2000 Plan, increase the maximum number of shares of common stock for which options may be granted under the 2000 Plan to an employee in any calendar year from 250,000 to 750,000, and extend the term of the 2000 Plan by five years to October 10, 2015;

3.	To ratify the appointment of BDO Seidman, LLP to serve as the Company’s independent registered public accountants for the fiscal year ending July 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying proxy statement.

The Board of Directors has fixed the close of business on September 25, 2008 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.  A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Company at 200 Garden City Plaza, Garden City, NY  11530.

Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope to American Stock Transfer & Trust Company, the transfer agent of the Company, located at 59 Maiden Lane, New York, New York 10038.

BY ORDER OF THE BOARD OF DIRECTORS,

Sandison E. Weil
President and Chief Executive Officer

October 10, 2008
Garden City, New York

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON.  THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.  STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting.  No postage is required if the Proxy is returned in the envelope enclosed for your convenience.

2008 ANNUAL MEETING OF STOCKHOLDERS
OF
PROGINET CORPORATION

__________________________

PROXY STATEMENT
__________________________

The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation (the “Board” or “Board of Directors”), a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 18, 2008, at 4:30 p.m. local time, at the conference facility of Proginet Corporation, 200 Garden City Plaza, Suite 220, Garden City, New York, 11530, or at any adjournments or postponements thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting.

The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the “Stockholders”) of the Company is October 13, 2008.  Stockholders should review the information provided herein in conjunction with the Company’s Annual Report to Stockholders for the year ended July 31, 2008, which accompanies this Proxy Statement.  The Company’s principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 535-3600.  The Company can also be contacted via the Internet at www.proginet.com.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors.  The giving of a proxy does not preclude the right to vote in person should you so desire.  Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.  Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

PURPOSES OF THE MEETING

At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

1.	The election of six directors to the Company’s Board of Directors to serve until the Company’s 2009 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.
The amendments to the 2000 Stock Option Plan of Proginet Corporation (the “2000 Plan”) which amendments authorize a 3,000,000 share increase in the number of shares of common stock authorized for award grants available for grant under the 2000 Plan, increase the maximum number of shares of common stock for which options may be granted under the  2000 Plan to an employee in any calendar year from 250,000 to 750,000, and extend the term of the 2000 Plan by five years to October 10, 2015 (collectively, the “2000 Plan Amendments”);

3.	The ratification of the appointment of BDO Seidman, LLP as the independent registered public accountants of the Company for the fiscal year ending July 31, 2009; and

4.	Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of the 2000 Plan Amendments and in favor of ratification of the appointment of independent registered public accountants.  In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on September 25, 2008 as the record date (the “Record Date”) for determining Stockholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were 14,849,055 shares of Common Stock issued and outstanding.  Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.  A quorum is established if at least 34% of the outstanding shares of Common Stock, as of the Record Date, are present in person or represented by proxy at the Annual Meeting.  Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.  Votes will be counted and certified by one or more Inspectors of Election.

If you do not give instructions to your broker with respect to your shares that are held by your broker as your nominee (that is, in “street name”), your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, which govern proxy voting by most brokers, on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Only Proposal 2 which deals with the 2000 Plan Amendments is non-discretionary.

The directors will be elected by the plurality of the votes cast for the nominees for director by the shares of Common Stock present in person or represented by proxy at the Annual Meeting.  Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

The approval of the 2000 Plan Amendments requires the favorable vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.  This means that more votes must be cast in favor of the 2000 Plan Amendments than those against such proposal or abstaining.  Broker non-votes, which are described above, will not be deemed present and entitled to vote and will not constitute votes cast on the proposal to approve the 2000 Plan Amendments.  Abstentions will have the effect of votes against the proposal to approve the 2000 Plan Amendments.

The ratification of independent registered public accountants requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions and broker non-votes, if any, will not be counted as votes “cast” with respect to such matter.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of September 25, 2008, with respect to the beneficial ownership of Common Stock by each stockholder known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of Class
Common	John Mazzone 24 Ferris Drive Clifton, NJ 07013	1,120,636 (a)	7.55%
Common	The Red Oak Fund, LP Red Oak Partners, LLC Red Oak Capital Partners, LLC David Sandberg 145 Fourth Avenue, Suite 15A New York, NY 10003	1,272,889 (b)	8.57%
Common	Scot Cohen 20 East 20th Street, Apt. 6W New York, NY 10003	1,455,793 (c)	9.80%
(a)	Based on the information set forth on the Schedule 13G (Amendment No. 5) of the reporting person that was filed with the Securities and Exchange Commission on January 4, 2008.

(b)
Based on the information set forth on the Schedule 13D of the reporting persons that was filed with the Securities and Exchange Commission on August 27, 2007 following the completion of a tender offer for the Company’s Common Stock completed August 17, 2007.  On the Schedule 13D, the reporting persons are David Sandberg, Red Oak Partners, LLC, Red Oak Capital Partners, LLC and The Red Oak Fund, LP.  The Schedule 13D reports that each of David Sandberg, Red Oak Partners, LLC, Red Oak Capital Partners, LLC and The Red Oak Fund, LP beneficially owns 1,272,889 shares of Common Stock.

(c)
Based on the information set forth on the Schedule 13D (Amendment No. 4) of the reporting persons that was filed with the Securities and Exchange Commission on February 15, 2007.  On the Schedule 13D (Amendment No. 4), the reporting persons are Scot Cohen (“Cohen”), Richard K. Abbe (“Abbe”), Iroquois Capital L.P. (“Iroquois”) and Vertical Ventures, LLC (“Vertical Ventures”) (Cohen, Abbe, Iroquois and Vertical Ventures collectively referred to herein as “Vertical”).  The Schedule 13D (Amendment No. 4) reports that Cohen has total beneficial ownership of 1,455,793 shares of Common Stock, which is comprised of sole voting and dispositive power on 1,082,642 shares of Common Stock and shared voting and dispositive power on an additional 373,151 shares of Common Stock; the 373,151 shares are comprised of 206,483 shares of Common Stock owned by Iroquois (the “Iroquois Shares”) and 166,668 shares of Common Stock owned by Vertical Ventures (the “Vertical Ventures Shares”).  The Schedule 13D (Amendment No. 4) also reports that Abbe has total beneficial ownership of 707,210 shares of Common Stock, which is comprised of sole voting and dispositive power on 334,059 shares of Common Stock and shared voting and dispositive power on an additional 373,151 shares of Common Stock or; the 373,151 shares are comprised of the Iroquois Shares and the Vertical Ventures Shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of September 25, 2008, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each director of the Company; (ii) each nominee for director of the Company; (iii) each named executive officer in the Summary Compensation table provided later in this proxy statement; and (iv) all directors and executive officers of the Company as a group.

(1) Title of class	(2) Name of beneficial owner	(3) Amount and nature of beneficial ownership (a)	(4) Percent of Class
Common	George T. Hawes	898,820 (b)	6.02%
Common	Dr. E. Kelly Hyslop	539,494 (b)	3.61%
Common	Amit K. Basak	0	0%
Common	Stephen Kezirian	0	0%
Common	Allen Wolpert	99,495.67%
Common	Sandison Weil	0 (c)	0% (c)
Common	John W. Gazzola	125,000 (b)	.83%
Common	Thomas C. Bauer	425,884 (b)	2.83%
Common	Kevin M. Kelly	623,969	4.20%
Common	Arne H. Johnson	50,000.34%
Common	All the Officers and Directors as a Group (13 persons)(d)	3,443,253	20.59%

(a)
A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted.  The percentage of ownership of all officers and directors as a group assumes a base of 16,721,790 consisting of 14,849,055 shares of common stock outstanding as of September 25, 2008 and options to purchase 1,872,735 shares of common stock calculated as described above.

(b)
The amount of beneficial ownership includes both common stock held and options owned and exercisable with 60 days after September 25, 2008.  The specific number of such exercisable options for each individual is as follows: George T. Hawes - 90,000, Dr. E. Kelly Hyslop - 215,294, John W. Gazzola - 125,000, Thomas C. Bauer - 215,882 and all officers and directors as a group - 1,044,716.

(c)
Pursuant to Mr. Weil's employment offer letter (more fully described below under "Employment Agreements"), Mr. Weil was granted options to purchase 600,000 shares of common stock subject to stockholder approval of the 2000 Plan Amendments, however, the Company has not recorded any compensation expense in accordance with FASB statement of Financial Accounting Standard No. 123R, as such rules to not permit compensation cost to be recognized prior to receiving all necessary stockholder approvals.

(d)	Includes the Chief Operating Officer, Steve Flynn, appointed October 7, 2008, who is currently acting in a consulting capacity and will become a full time employee as of November 1, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one Form 4 required to be filed by Kevin M. Kelly on July 25, 2008 was inadvertently filed late on August 13, 2008.

PROPOSAL 1 – ELECTION OF DIRECTORS; NOMINEES

At the Annual Meeting, Stockholders will elect six (6) directors to serve until the Annual Meeting of Stockholders scheduled to be held in the year 2009 and until their respective successors are elected and qualified.  Each of the nominees is currently a member of the Board of Directors.  In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies will have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

Information About Nominees

The following table sets forth certain information with respect to the nominees for directors of Proginet Corporation.

Name	Age	Position
Sandison Weil	49	Director, President and Chief Executive Officer
Amit K. Basak (2) (4)	34	Director
George T. Hawes (1) (2)	61	Director
Dr. E. Kelly Hyslop (3)	Not Available	Director
Stephen Kezirian (1) (4)	34	Director
Allen Wolpert (2) (3) (4)	57	Director

(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Nominating Committee of the Board of Directors.
(4) Members of the Strategic Advisory Committee.

Sandison E. Weil was appointed to Proginet’s Board of Directors and as the Company's President and Chief Executive Officer effective July 31, 2008. Mr. Weil had previously served as Executive Vice President of Sales and Marketing, having joined the Company in April 2008. Prior to his employment with the Company, Mr. Weil was a partner and senior executive at Accenture, a leading global management consulting and technology firm.  He became a partner at Accenture in 2003 and held a number of senior management roles during his 15 year tenure with that company.  Prior to joining Accenture in 1993, Mr. Weil spent more than a decade working at various enterprise software and hardware companies.

Amit K. Basak is a private equity investor with executive management experience in the fields of investment banking and product sales and marketing. From 2003 to 2007, he was General Manager of Click Tactics, Inc., a leading provider of outsourced marketing services for the Fortune 500. Prior to this, Mr. Basak was Director of Marketing at Compete, Inc., a market-research firm. Earlier in his career, Mr. Basak ran product marketing at Yantra Corporation, an enterprise software company in the supply chain planning and execution space (later acquired by Sterling Commerce). In private equity, he worked at ConnectCapital, an affiliate of Insight Venture Partner focused on U.S.-India cross-border investing, as well as at J.H. Whitney & Co. Mr. Basak began his career as an investment banker in the M&A department at Morgan Stanley. He holds a B.A. from Yale University and MBA from Harvard Business School.

George T. Hawes, has been a Director of the Company since August 2004. Mr. Hawes is a private investor. He also sits on the Board of Directors of Midway Gold Corp (2003-present) and Rocky Mountain Resources, Inc. (2006-present). Both companies are headquartered in Vancouver, British Columbia. Early in his career, Mr. Hawes worked for Avon and Hurdman and Cranstoun, a firm of Certified Public Accountants (now part of KPMG). Mr. Hawes holds a B.B.A. in Accountancy from the University of Notre Dame.

Dr. E. Kelly Hyslop is Chairman of the Board of the Company.  He has been a Director of the Company since September 1996.  Dr. Hyslop practiced as a medical doctor from 1969 through 1995 and is now retired from practice. In addition to his role as Chairman of Proginet, Dr. Hyslop is Chairman of the Board of Berkley Resources (publicly-traded on the TSX Venture Exchange) and a member of the Board of Directors of Rocky Mountain Resources (publicly-traded on the TSX Venture Exchange). He has been involved with many emerging public and private growth companies as a strategic and financial advisor.

Steve Kezirian has been at Sprint Nextel since 2004. Mr. Kezirian is currently a Vice President and manages more than 5,000 individuals in vendor and in-source call center locations around the world. His group is responsible for all sales activities through the Telesales channel, as well as sales-support operations for orders submitted through both the Telesales and Web channels. Prior to joining Sprint in 2004, Mr. Kezirian held various positions at Morgan Stanley, J.H. Whitney, McKinsey, and Tickets.com.   He holds a bachelors degree in Economics from Harvard University, and a Masters of Business Administration from Harvard Business School.

Allen J. Wolpert was associated with Accenture (Arthur Andersen/Anderson Consulting) from 1979 to 2002. He became a Partner at the company in 1986, and served in that capacity until 2002, focusing, primarily, on technology systems building and consulting. During his time at Accenture, Mr. Wolpert was instrumental in helping grow the company’s management consulting practice from 5,000 consultants in 1979, to close to 100,000 globally by 2002. Since retiring from Accenture in 2002, Mr. Wolpert has been an investor and advisor to companies in publishing, media, and medical practice Management. He has appeared on CNBC’s Technology Edge, and has been interviewed frequently by leading publications, including CIO Magazine, Insurance & Technology, Future Banker, and The New York Times. He studied Electrical Engineering at the Polytechnic Institute of Brooklyn and received a BA/MPs degree in Health Services from The New School in New York.

Information About Non-Director Executive Officers

The following table sets forth certain information with respect to the non-director executive officers of the Company (as of September 25, 2008):

Name	Age	Position
Thomas C. Bauer	52	Chief Technology Officer
Kevin Bohan	39	Chief Information Officer
Debra DiMaria	45	Chief Financial Officer, Corporate Secretary
Steve Flynn	48	Chief Operating Officer
John W. Gazzola	54	Senior Vice President of Sales

Thomas C. Bauer has served as Chief Technology Officer since February 2003.  He is the chief developer of the Xcom file transfer software, Fusion FMS, SecurPass and CyberFusion Integration Suite software.  From 1985 through 2003, Mr. Bauer served as the Company’s Software Development Manager.  Mr. Bauer graduated magna cum laude from Adelphi University in 1978 with a Bachelors of Business Administration degree.

Kevin Bohan has served as Chief Information Officer of the Company since February 2003. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. He was named Vice President of Sales and Customer Support in 1998 and served as such through September 2001. In September 2001, Mr. Bohan was named Chief Technology Officer and in February 2003 was appointed Chief Information Officer.  Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation, a non-profit standards based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College.  Kevin Bohan is Kevin M. Kelly’s nephew.

Debra DiMaria has served as Chief Financial Officer and Corporate Secretary of the Company since December 2000.  Before coming to Proginet, Ms. DiMaria spent fifteen years with Grant Thornton LLP, an international accounting and consulting firm.  A 1985 graduate of St. John’s University with a degree in Accounting, Ms. DiMaria earned the professional title of CPA in New York State in 1990.  She is a member of the New York State Society of CPAs and the AICPA.

Steve Flynn was appointed Chief Operating Officer of the Company on October 7, 2008.  Mr. Flynn is currently acting in a consulting capacity and will become a full time employee as of November 1, 2008.  Prior to his employment with the Company, Mr. Flynn served as Managing Director, Global Markets System Integration at BearingPoint, Inc. From 2003 to 2006, Mr. Flynn was Senior Vice President at GoldenSource Corporation, a global software provider of Enterprise Data Management (EDM) solutions for financial and securities institutions. He started his career in 1983 with Accenture, a leading global management consulting and technology firm.  He became a partner at Accenture in 1995 and held a number of senior management roles during his 20 year tenure with that company.

John W. Gazzola joined Proginet in October 2003 as Senior Vice President of Sales.  Mr. Gazzola brings 25 years of sales and sales management experience to his role at Proginet.  He started his career at ADP in 1979 spending 14 years in various regional and national sales positions.  While at JBA International from 1993 to 1999, Mr. Gazzola contributed significantly to that company’s growth and market leadership in ERP software solutions for global 2000 companies. From 1999 to 2003, Mr. Gazzola gained additional experience in the B2B sales arena while at Nistevo Corporation.  Just prior to joining Proginet, Mr. Gazzola was employed as the Northeast Regional Sales Manager of Comshare Inc. Mr. Gazzola is responsible for the operations and strategic leadership of the direct and indirect sales teams at Proginet.

Certain Relationships and Related Transactions

There are no transactions that are required to be reported under this item.

Director Independence

The Board determined that Amit K. Basak, George T. Hawes, Dr. E. Kelly Hyslop, Stephen Kezirian, and Allen Wolpert are each independent, as defined in Rule 4200 (a) (15) of the NASDAQ Stock Market.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2008, the Board of Directors held ten (10) meetings.  During this year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

Proginet expects and encourages all of the Company’s Directors to attend the Annual Meeting of Stockholders.  All of the individuals then serving as Directors of the Company, as well as all the then director nominees (who are our current Directors) attended its 2007 Annual Meeting of Stockholders.

Audit Committee

The Audit Committee is comprised of Mr.  Kezirian and Mr. Hawes during fiscal year 2008, each of whom meets the independence requirements for audit committee members under the listing standards of the NASDAQ Stock Market. The Board has determined that Mr. Hawes is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-B.

 The Audit Committee’s function is to nominate independent registered public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company’s accounts, the financial affairs of the Company, the scope of the independent registered public accountants’ engagement and their compensation, the effect on the Company’s financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company’s independent registered public accountants and management, and matters of concern to the independent registered public accountants resulting from the audit. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee, as amended, which was adopted by the Board of Directors on May 28, 2003.  The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption “Audit Committee Report,” below.  The Audit Committee met four times during fiscal 2008.

Compensation Committee

The Compensation Committee is comprised of Mr. Basak, Mr. Hawes and Mr. Wolpert, all of whom meet the independence requirements under the listing standards of the NASDAQ Stock Market.  The Compensation Committee has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The compensation committee has sole authority to retain and terminate its outside counsel, compensation consultants retained to assist the committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve fees payable to such consultants and other retention terms. The specific functions and responsibilities of the Compensation Committee are set forth in the written charter of the Compensation Committee, which was adopted by the Board of Directors on May 28, 2004.  The Compensation Committee reviews and assesses the Charter annually and recommends any changes to the Board for approval. The Compensation Committee met twice during fiscal 2008.

The Compensation Committee makes its determinations by comparing the Company’s performance and an individual’s performance to certain benchmarks, by comparing the compensation levels at the Company to compensation levels at other companies of comparable size in the same or similar industries, and with reference to the overall performance and profitability of the Company.  In addition, our Chief Executive Officer assists the committee from time to time by advising on a variety of compensation matters as it relates to other executive officers. For example, Mr. Weil assists with the determination of eligibility for salary increases and awards of bonuses, and the analysis of achievement of relevant performance metrics. Mr. Weil also assists the committee by identifying employees eligible for equity awards.  Currently, the Company does not employ compensation consultants.

Nominating Committee

The Nominating Committee is comprised of Dr. Hyslop and Mr. Wolpert.  The Board has determined that Dr. Hyslop and Mr. Wolpert both meet the independence requirements under the listing standards of the NASDAQ Stock Market. The Nominating Committee met once during fiscal 2008.  The duties and responsibilities of the Nominating Committee are set forth in the written charter of the Nominating Committee, which was adopted by the Board of Directors on May 24, 2004.  Their duties include the following:

1.	Oversee the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole;
2.	Review the composition and size of the Board and determine the criteria for Board memberships;
3.	Evaluate the performance of Board members eligible for re-election and recommend the director nominees for election to the Board by the stockholders at the Annual Meeting of Stockholders;
4.
Identify, consider and recommend candidates to fill new positions or vacancies on the Board, and review any candidates recommended by stockholders in accordance with the bylaws; in performing these duties, the Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

5.	Evaluate director compensation, consulting with outside consultants, as appropriate, and make recommendations to the Board regarding director compensation;
6.	Make recommendations for continuing education of Board members.

Director Candidates

The process followed by the Nominating Committee to identify and evaluate director candidates may include using an executive search firm, requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by Committee members.

             In deciding whether to include a candidate in the Board’s slate of recommended director nominees, the Nominating Committee will apply criteria set forth in the Nominating Committee Charter. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, independence and the ability to act in the interests of all stockholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for any prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

            Stockholders may recommend individuals to the Nominating Committee for consideration as director candidates by submitting their names to the Nominating Committee, c/o Corporate Secretary, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Copies of Committee Charters

For a copy of Proginet’s Compensation Committee Charter, Nominating Committee Charter and Audit Committee Charter, stockholders may visit our corporate website at www.proginet.com or write to: Secretary of the Company, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Absent unusual circumstances, the Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, matters as to which the Company tends to receive repetitive or duplicative communications or matters as to which the Company would handle in the ordinary course of business.

Stockholders who wish to send communications on any topic to the Board should address such communications in care of the Company’s Corporate Secretary, Proginet Corporation, 200 Garden City Plaza, Garden City, NY 11530.

Audit Committee Report

Management has the primary responsibility for the Company’s financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company’s accounting, auditing and financial reporting practices and the Company’s independent registered public accountants have the responsibility for the audit of the Company’s annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon.  In assisting the Board in fulfilling its oversight responsibility with respect to the Company’s year ended July 31, 2008, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2008 with management and BDO Seidman, LLP (“BDO”), the Company’s independent registered public accountants;

•
Discussed with BDO the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•
Received the written disclosures and the letter from BDO regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.  The Audit Committee also discussed BDO’s independence with BDO and considered whether the provision of non-audit services rendered by BDO ensured that all reviews were compatible with maintaining the accountants’ independence under Securities and Exchange Commission rules governing the independence of a company’s outside audit firm (see Proposal 3 below).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended July 31, 2008 be included in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

Respectfully,

George T. Hawes, Audit Committee Chairman
Stephen Kezirian

EXECUTIVE COMPENSATION

The following table sets forth all compensation for the fiscal years ended July 31, 2008 and 2007, awarded to, earned by, or paid to our Chief Executive Officer and the two most highly compensated executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2008, in all capacities to the Company (the “named executive officers”).  The columns for “Stock Awards”, “Non-Equity Incentive Plan Compensation ($)” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)” have been omitted because there is no such compensation to be reported.

Summary Compensation Table
$(US)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Kevin M. Kelly Chief Executive Officer and President (1)	08 07	237,053 230,000	34,500 23,000	-	(5b) 464,980 (5b) 14,452	736,533 267,452
Sandison Weil Chief Executive Officer and President (2)	08	84,280	16,590	(4)		100,870
Arne Johnson Senior Vice President of Strategic Planning and Marketing (1)	08 07	167,483 162,500	8,125 4,875	- -	(5c) 105,110 (5a) 4,875	280,718 172,250
John W. Gazzola Senior Vice President of Sales	08 07	44,293 140,000	(3) 42,419 (3) 85,661	-	(5a) 5,049 (5a) 4,200	190,261 229,861
Thomas C. Bauer Chief Technical Officer	08 07	167,483 162,500	8,125 4,725	-	(5a) 5,025 (5a) 4,875	180,633 172,100

(1)	Kevin M. Kelly’s and Arne Johnson's employment with the Company terminated effective July 31, 2008.
(2)
On April 4, 2008, the Company appointed Sandison Weil as Executive Vice President Sales and Marketing, effective as of April 7, 2008.  On July 22, 2008, the Company appointed Mr. Weil as the Company’s President and Chief Executive Officer, effective July 31, 2008, to succeed Mr. Kelly.

(3)	Commission and draw paid on sales license revenue.
(4)
Pursuant to Mr. Weil's employment letter (more fully described under "Employment Agreements"), Mr. Weil was granted 600,000 stock options subject to stockholder approval of the 2000 Plan Amendments, however, the Company has not recorded any compensation expense in accordance with FASB statement of Financial Accounting Standard No. 123R, as such rules to not permit compensation cost to be recognized prior to receiving all necessary stockholder approvals.

(5)	Amounts in this column include the following:
(a) Retirement savings plan (section 401(k) plan) matching contributions
(b) Retirement savings plan (section 401(k) plan) matching contributions and auto allowance of $7,112 and $6,900 and $7,552 and $6,900 in fiscal 2008 and 2007, respectively; and severance accrued of $450,968 in fiscal 2008 for Mr. Kelly in connection with his resignation from the Company.
(c) Retirement savings plan (section 401(k) plan) matching contributions of $5,025 and severance accrued of $100,085 in fiscal 2008 for Mr. Johnson in connection with his resignation from the Company.

Narrative Disclosure to Summary Compensation Table

Each of the named executive officers’ yearly salary compensation is reviewed annually and adjustments, if any, are approved by the Compensation Committee.  Bonus compensation for Kevin M. Kelly and Arne Johnson was based on meeting defined revenue and/or profitability targets established annually by the Compensation Committee.  Bonus compensation for Sandison Weil is pursuant to his employment offer letter more fully described below under "Employment Agreements".

Employment Agreements

On April 4, 2008, the Company appointed Sandy Weil as Executive Vice President Sales and Marketing, effective as of April 7, 2008.The terms of Mr. Weil’s at-will employment are set forth in an employment offer letter from the Company to Mr. Weil signed April 4, 2008 (the "Offer Letter").  The following is a summary of Mr. Weil's compensation, as provided in the Offer Letter.

·	Initial base salary of $300,000 per year.

·	Monthly bonus of $5,000 through July 31, 2008.

·
Beginning on August 1, 2008, eligibility for a quarterly performance bonus with an annual target amount of $100,000, based 80% on achievement of revenue plan targets and 20% on achievement of specific objectives. On September 22, 2008, the Board modified the allocation of target requirements, while maintaining the annual target amount of $100,000, so that eligibility for such bonus will be based 50% on achievement of revenue plan targets and 50% on achievement of specific objectives.

·	Effective August 1, 2008, a recoverable draw of $5,000 per month as an advance to be offset against bonuses earned.

·
An initial stock option grant, subject to stockholder approval of the 2000 Plan Amendments, to purchase 500,000 shares, at the closing price on the OTC BB on April 8, 2008, in accordance with the following vesting schedules vesting according to the following schedules.

Schedule A:

Vesting Date	Number of Options
Date of Initial Grant	100,000
One Yr from Date of Initial Grant	100,000
Two Yrs From Date of Initial Grant	100,000
Total Stock Options	300,000

Schedule B:

Vesting Date	Number of Options
7/31/2009, if performance criteria have been met	50,000
7/31/2010, if performance criteria have been met	50,000
7/31/2011, if performance criteria have been met	50,000
7/31/2012, if performance criteria have been met	50,000
Total Stock Options	200,000

·
On October 31, 2008, an additional grant of stock options, subject to stockholder approval of the 2000 Plan Amendments, to purchase 100,000 shares of Proginet Corporation common stock at a grant price based on the closing price on the OTC BB as of October 31, 2008.  Such options will vest two years from the grant date based upon meeting performance criteria established by the Board of Directors for an aggregate two year program.

·	Eligibility to participate in the Company's comprehensive benefit program in accordance with the Company's policies.

Additionally, Mr. Weil’s Offer Letter contains provisions confirming Mr. Weil's obligation to sign a separate agreement to maintain confidentiality of the Company's information and not to compete with the Company for a period of one year following the termination of his employment.  The Offer Letter also addresses the procedure and severance benefits for various termination scenarios, as follows:

In the event of a Change of Ownership Control (as defined in the Offer Letter), all options previously granted will vest immediately.

In the event that the Company terminates Mr. Weil’s employment for any reason other than Cause (as defined in the Offer Letter), or as a result of Mr. Weil’s death or Disability (as defined in the Offer Letter), or Mr. Weil terminates his employment following a Constructive Termination (as defined in the Offer Letter), then subject to Mr. Weil’s delivery of a signed release of claims in a form reasonably satisfactory to the Company,  he will be entitled to: (i) continuation for a period of six months of base salary, paid in accordance with the Company’s payroll practices, (ii) continuation for a period of three months of the vesting of his then outstanding stock options, and (iii) continuation of his then existing and subscribed to benefits for six months.  In the event that the Company terminates Mr. Weil’s employment for Cause, he will not be entitled to any such payments, salary, bonus, or benefits.

On July 22, 2008, the Company’s Board of Directors appointed Mr. Weil as the Company’s President and Chief Executive Officer, effective July 31, 2008, to succeed Mr. Kelly.  Mr. Weil will report to the Board of Directors.  In addition, Mr. Weil was appointed to the Board of Directors to fill the vacancy created by Mr. Kelly’s resignation, effective July 31, 2008.  The terms of Mr. Weil’s employment agreement, have not changed except with respect to Mr. Weil’s position with the Company, his reporting structure and, as described above, the allocation of his performance bonus which is currently based 50% on achievement of revenue plan targets and 50% on achievement of specific objectives.

On October 31, 2007, the Company entered into a written employment agreement with Kevin M. Kelly, its then President and Chief Executive Officer.  The employment agreement provides that Mr. Kelly’s employment with the Company is on an “at will” basis and that the Company shall compensate Mr. Kelly in the form of a base annual salary of $236,900, a discretionary annual bonus, discretionary stock option grants and certain retirement and health related benefits.  The employment agreement also provided that, if the Company terminates Mr. Kelly’s employment without cause or Mr. Kelly terminates his employment with the Company for good reason, Mr. Kelly is entitled to receive his base annual salary, an annual bonus and health and retirement benefits for eighteen months following the date of such termination without cause or for good reason.  In the employment agreement, “cause” is defined as neglect of duties, failure to devote sufficient time to duties, willful engagement in material misconduct, active disloyalty and commission or conviction of a felony or any crime involving fraud or moral turpitude and “good reason” is defined as a material diminution of base annual salary, a change in title or chain of reporting, a significant change in principal work location, or material breach by the Company of the employment agreement.

On July 23, 2008, Mr.Kelly, President and Chief Executive Officer and a member of the Company’s Board of Directors notified the Company that he intended to resign from all positions, effective July 31, 2008.  This followed the Board’s communication to Mr. Kelly that it intended to terminate his agreement without “cause”.

On September 21, 2008, the Company and Mr. Kelly entered into an agreement (the “Agreement”), which sets forth the terms and conditions of Mr. Kelly’s separation from the Company following his previously announced resignation.  The principal terms of the Agreement with respect to severance are summarized below.

The parties have acknowledged that Mr. Kelly’s resignation constitutes a “Termination for Good Reason” under the Employment Agreement, and that, as a result, Mr. Kelly is entitled to severance payments under the Employment Agreement, which have been finally determined by the Company, as follows: (a) a continuation of annual base salary of $237,360 for a period of 18 months, payable semi-monthly in 36 installments according to the Company’s regular payroll practice; (b) a payment representing bonus of $51,750, which is equal to 150% of the highest annual bonus paid to Mr. Kelly during fiscal years 2005, 2006 and 2007, payable semi-monthly in 36 installments according to the Company’s regular payroll practice; (c) continued participation from August 1, 2008 to January 31, 2010, in the Company’s group health and insurance plan, 401(k)plan and any other benefit plans or programs in which Mr. Kelly was enrolled on the effective date of his resignation; provided that, recognizing that Mr. Kelly is not entitled to participate under such plan following his resignation, the Company will provide to Mr. Kelly 36 semi-monthly payments of $677.86, with respect to Mr. Kelly’s entitlement to the Company’s matching contribution under the Company’s 401(k) plan and the tax benefit of his maximum contribution; (d) a payment of $5,478, equal to six days of accrued vacation time as of July 31, 2008 (which was paid on August 22, 2008); and (e) a continued monthly automobile allowance of $612 for the period from August 1, 2008 until January 31, 2010, amounting to a total of $11,016.  Mr. Kelly waived his right to executive job placement counseling at the Company’s expense up to a maximum period of 12 months.

Under the Agreement, Mr. Kelly provided a general release of all claims against the Company and its affiliates.  In addition, Mr. Kelly re-affirmed his existing confidentiality and non-competition obligations to the Company.

On July 28, 2008, Arne Johnson, Senior Vice President of Strategic Planning and Marketing of the Company, notified the Company that he intended to resign from his position, effective July 31, 2008.  Mr. Johnson will receive (a) a continuation of annual base compensation of $167,700 for a period of six months, and (b) a continuation for a period of 6 months of his participation in the Company's group health and insurance plans and 401(k) plan and any other benefit plans or programs of the Company.

On September 22, 2008, the Board of Directors approved a compensatory arrangement, effective August 1, 2008 with the Company’s Chief Technology Officer, Mr. Thomas C. Bauer.  The arrangement provides that should the Company meet defined quarterly revenue targets Mr. Bauer is eligible for a bonus of up to $5,470 per quarter.  The agreement also provides that should Mr. Bauer meet defined management business objectives, Mr. Bauer is eligible for a bonus of up to $17,500 on a fiscal annual basis.

On September 22, 2008, the Board of Directors approved a compensatory arrangement, effective August 1, 2008 with the Company’s Vice President of Sales, Mr. John W. Gazzola.  The arrangement provides that should the Company meet defined percentages of the annual Sales Revenue target, Mr. Gazzola is eligible for commissions of up to 7.5% of such revenue.

Change-In-Control Agreements

The Company has entered into “management agreements” with each of the named executive officers, other than Mr. Weil and Mr. Kelly.  If a change of control in the Company occurs and the relevant named executive officer is terminated, these agreements provide:

•
A lump sum payment equal to the present value of the aggregate of the executive’s base compensation (equal to the highest rate of base compensation in effect during the  three-year period immediately preceding the termination) for a six month period following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the six month period  following the termination.

•	Continuation at the Company’s expense of all benefits to which the executive was entitled prior to termination for a period of six months.

The following table provides information concerning outstanding equity awards for each named executive officer in the Summary Compensation Table as of July 31, 2008.  The columns for “Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)”, “Number of Shares or Units of Stock That Have Not Vested (#)”, “Market Value of Shares or Units of Stock That Have Not Vested ($)”, “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)” and “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested Stock Awards ($)”,  have been omitted as there are no such awards to be reported.

Outstanding Equity Awards at Fiscal Year-End – July 31, 2008

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($U.S)	Option Expiration Date

Kevin M. Kelly (a)	75,000	-	$0.62	11/16/2009
	193,765	-	$0.85	6/22/2010
	20,000	-	$1.50	2/22/2015
	125,000	-	$0.75	11/22/2015

Sandison Weil	-	500,000(b)	$0.90	4/8/2018
	-	100,000(c)	(c)	10/31/2018

Arne Johnson	12,500	-	$0.71	3/2/2009
	50,000	-	$0.62	11/16/2009
	30,000	-	$0.16	9/20/2011
	20,000	-	$1.50	2/22/2015
	75,000	-	$0.75	11/22/2015

John W. Gazzola	30,000	-	$0.33	10/20/2013
	20,000	-	$1.50	2/22/2015
	75,000	-	$0.75	11/22/2015

Thomas C. Bauer	15,000	-	$0.62	11/16/2009
	105,882	-	$0.85	6/22/2010
	20,000	-	$1.50	2/22/2015
	75,000	-	$0.75	11/22/2015
(a)	As of August 30, 2008, all of Messrs. Kelly and Johnson’s options to purchase common stock have expired pursuant to their terms.
(b)	Such options will vest according to the following schedules:

Schedule A:

Vesting Date	Number of Options
Date of Initial Grant	100,000
One Yr from Date of Initial Grant	100,000
Two Yrs From Date of Initial Grant	100,000
Total Stock Options	300,000

Schedule B:

Vesting Date	Number of Options
7/31/2009, if performance criteria have been met	50,000
7/31/2010, if performance criteria have been met	50,000
7/31/2011, if performance criteria have been met	50,000
7/31/2012, if performance criteria have been met	50,000
Total Stock Options	200,000

(c)
The option exercise price will be based on the closing price on the OTC:BB as of October 31, 2008. Such options will vest two years from the grant date based upon meeting performance criteria established by the Board of Directors for an aggregate two year program.

Compensation of Directors

The following table summarized data concerning the compensation of our non-employee directors for the fiscal year ended July 31, 2008.  The columns for “Stock Awards ($)”, “Non-Equity Incentive Plan Compensation ($)”, “Non-Qualified Deferred Compensation Earnings ($)” and “All Other Compensation” have been omitted as there are no such awards to be reported.

Director Compensation

Name	Fees Earned or Paid in Cash $ (3)	Option Awards $	Total ($)
Dr. E. Kelly Hyslop	-	(1)	-
Amit Basak	18,750	(1)(2)	18,750
George T. Hawes	-	(1)	-
Stephen Kezirian	18,750	(1)(2)	18,750
Allen Wolpert	18,750	(1)(2)	18,750

(1)
Each non-employee director was granted, subject to stockholder approval of the 2000 Plan Amendments, at the fair market value on the date of grant, options to purchase 25,000 shares of Common Stock which vest quarterly through August 21, 2008.  However, the Company has not recorded any compensation expense in accordance with FASB statement of Financial Accounting Standard No 123R, as such rules do not permit compensation cost to be recognized prior to receiving all necessary stockholder approvals.  See Proposal 2 - To Approve Amendments to the 2000 Plan.

(2)
Newly elected directors, namely, Mr. Amit K. Basak, Mr. Stephen M. Kezirian and Mr. Allen Wolpert were each granted, subject to stockholder approval of the 2000 Plan Amendments, at the fair market value on the date of grant, options to purchase an additional 100,000 shares of Common Stock which vest ratably over a period of three years from the date of grant.   However, the Company has not recorded any compensation expense in accordance with FASB statement of Financial Accounting Standard.  No 123R as such rules do not permit compensation cost to be recognized prior to receiving all necessary stockholder approvals.  See Proposal 2 - To Approve Amendments to the 2000 Plan.

(3)
Directors who are members of the Strategic Advisory Committee, which was established to assist and provide advice to the Board of Directors and the Company’s management, regarding the monitoring and implementation of the Company’s corporate strategic plan as well as general strategic planning, will receive additional annual compensation of $25,000 for these services, of which $18,750 was paid in fiscal 2008 representing the prorated amount based on the committee’s formation in November 2007. The remainder of this amount will be paid during fiscal 2009.

Director Compensation Fiscal Year 2009

For fiscal 2009, each non-employee director will be granted at an exercise price representing the fair market value on the date of grant, options to purchase 25,000 shares of common stock and $25,000 payable in cash or options to purchase shares of common stock based on the fair market value of the stock options on the date of grant using the Black-Scholes option pricing model. All options granted will vest quarterly through August 21, 2009.

  Vote Required

The directors will be elected by the plurality of the votes cast for the nominees for director by the shares of Common Stock present in person or represented by proxy at the Annual Meeting.  Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

United States based brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting.  In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2

PROPOSAL TO APPROVE AMENDMENTS TO THE 2000 PLAN

  Overview

On October 9, 2008, the Board of Directors authorized, subject to stockholder approval, a 3,000,000 share increase in the number of shares of Common Stock authorized for award grants under the 2000 Plan (to a maximum of 3,852,100 shares in the aggregate), an increase in the maximum number of shares of common stock for which options may be granted under the 2000 Plan to an employee in any calendar year from 250,000 to 750,000, and an extension of the term of the 2000 Plan by five years to October 10, 2015.  The Board of Directors believes that the proposed amendments and additional shares are necessary for the Company to offer a competitive equity incentive program. In addition, as described below, the number of shares for which options may be granted under the 2000 Plan is not sufficient to adequately provide for future equity incentives, including grants that have already been made in excess of the 2000 Plan share limits subject to stockholder approval of the 2000 Plan Amendments.  The Company believes that the ability to grant options is critical to attracting and retaining employees in a competitive labor market which is essential to the long term growth and success of the Company.

Proposal

Subject to the approval of the stockholders, the Board of Directors has adopted the 2000 Plan Amendments, pursuant to which the number of shares of Common Stock authorized for grant under the 2000 Plan will be increased by 3,000,000 shares of Common Stock (to a maximum of 3,852,100 shares in the aggregate), the maximum number of shares of common stock for which options may be granted under the 2000 Plan to an employee in any calendar year will be increased from 250,000 to 750,000, and the term of the 2000 Plan shall be extended by five years to October 10, 2015.  In increasing the number of shares authorized for grant under the 2000 Plan, the aggregate limit on the number of shares authorized for grant as incentive stock options is also effectively being increased to 3,852,100 shares, as it is the same as the aggregate share cap under the 2000 Plan.

Under the 2000 Plan, as proposed to be amended, the Company is authorized to grant up to an aggregate of 3,852,100 shares of Common Stock.  The 2000 Plan also incorporates shares underlying awards which have been cancelled or forfeited under prior option plans, but in the aggregate, the number of shares of Common Stock for which options may be granted under the 2000 Plan, including those attributable to cancelled or forfeited awards from prior plans, may not exceed 6,000,000 shares (the "Aggregate Cap"); except that any (i) issued and outstanding options and (ii) issued and previously exercised options, each under the Company’s prior plans, shall be deducted from the Aggregate Cap.  Prior to the proposed 2000 Plan Amendments, that figure was capped at 3,000,000.

As of September 25, 2008, options to purchase 1,872,735 shares of common stock are subject to issuance upon the exercise of outstanding options, of which options to purchase 1,419,383 shares have been issued under the 2000 Plan and options to purchase 453,353 shares have been issued under the Company’s prior plans.  In addition, 622,077 shares remain available for issuance under the 2000 Plan.  However, the Company has approved the grant of options to purchase 425,000 shares of common stock to its non-employee directors that are conditioned on stockholder approval of the 2000 Plan Amendments.  Such awards were granted on November 30, 2007 at an exercise price of $1.38 and vest equally on the following dates; November 30, 2007, February 21, 2008, May 23, 2008 and August 21, 2008.  In addition, pursuant to the Offer Letter with Mr. Weil, the Company's President and Chief Executive Officer (formerly, the Executive Vice President Sales and Marketing) described above,  Mr. Weil was granted, subject to stockholder approval of the 2000 Plan Amendments, options to purchase 600,000 shares of common stock.  On October 7, 2008, pursuant to an Offer Letter dated October 7, 2008 with Mr. Flynn, the Company’s newly appointed Chief Operating Officer; the Board also approved, subject to stockholder approval of the 2000 Plan Amendments, options to purchase 500,000 shares of common stock.  Consequently, the Company has granted 902,293 shares in excess of the 2000 Plan limit.

The 2000 Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to key employees and consultants of the Company’s subsidiaries, and to offer an additional inducement in obtaining the services of such persons.  The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.  All of the Company’s approximately 60 employees and its Board of Directors are eligible to receive stock option grants under the 2000 Plan.

Equity Compensation Plan Information as of July 31, 2008

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflect in column (a))

Equity compensation plans approved by security holders	1,872,735	$.77	622,077

Equity compensation plans not approved by security holders	-	-	-

Total	1,872,735	$.77	622,077

Interest of Certain Persons in Matters to Be Acted Upon and Specific Benefits

Employees (including executive officers and directors who are also the Company’s employees), non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2000 Plan.  On September 25, 2008, the Company had approximately 60 employees, all of whom are eligible to participate in the 2000 Plan, and all of whom would have been eligible to participate in the 2000 Plan if the amended plan had been in effect as of that date.

Except as described in the text above, and in the New Plan Benefits table below, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees (including employee directors) under the 2000 Plan.  If the proposed increase in the share limit for the 2000 Plan had been in effect in fiscal 2008, the Company expects that its award grants for fiscal 2008 would not have been substantially different from those actually made in that year under the 2000 Plan.

As of October 9, 2008, the fair market value of a share of Company common stock was $.55.

New Plan Benefits

2000 Stock Option Plan of Proginet Corporation

Name and Position:	Number of Shares of Stock Underlying Options
Kevin M. Kelly	0
Former Chief Executive Officer

Sandison Weil	600,000
Chief Executive Officer

Arne Johnson	0
Former Senior Vice President of Strategic Planning and Marketing

John W. Gazzola	*
Senior Vice President of Sales

Thomas Bauer	*
Chief Technology Officer

Executive Group (including the Executive Officers identified above)	1,100,000

Non-Executive Director Group	425,000

Non-Executive Officer Employee Group	*

Total	1,525,000

* Not determinable at this time

Aggregate Past Grants Under the 2000 Plan

            As of October 9, 2008, awards covering 5,162,312 shares of the Company’s common stock had been granted under the 2000 Plan, including the grants made subject to stockholder approval of the 2000 Plan Amendments.  The following table shows information regarding the distribution of those awards among the persons and groups identified below.  No associate of any directors or officers described below has received any grants under the 2000 Plan.

2000 Stock Option Plan of Proginet Corporation

Named Executive Officers:	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Exercise
Kevin M. Kelly	195,000	125,000
Former Chief Executive Officer

Sandison Weil	600,000 (1)
Chief Executive Officer

Arne Johnson	187,500	50,000
Former Senior Vice President of Strategic Planning & Marketing

John W. Gazzola	125,000	-
Senior Vice President of Sales

Thomas Bauer	200,882	-
Senior Vice President of Strategic Planning and Marketing

Total for all current executive officers (including the Named Executive Officers identified above)	2,136,382 (2)	175,000

Non-Executive Officer Director Group	645,000 (3)	-

Each other person who has received 5% or more of the options, warrants or rights under the 2000 Plan	300,000	40,000

All employees, including all current officers who are not executive officers, as a group	2,080,930	150,000

Total	5,162,312	365,000

(1)  Includes options to purchase 600,000 shares of Common Stock that are conditioned on stockholder approval of the 2000 Plan Amendments.

(2)  Includes options to purchase 500,000 shares of Common Stock that are conditioned on stockholder approval of the 2000 Plan Amendments.

(3)  Includes options to purchase 425,000 shares of Common Stock to its non-employee directors that are conditioned on stockholder approval of the 2000 Plan Amendments.

Summary of the 2000 Plan

The following summary of certain material features of the 2000 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2000 Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

2000 PLAN ADMINISTRATION AND ELIGIBILITY

The 2000 Plan will be administered by the Board of the Directors or by a committee of the Board of Directors (the “Administrators”) consisting of at least two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. It is also intended that any director on a committee acting as Administrator will be an “outside director” within the meaning of Section 162(m) of the Code.

Among other things, the Administrators are empowered to determine, within the express limits contained in the 2000 Plan: the employees, directors and consultants to be granted options, the times when options shall be granted, whether an option is to be an Incentive Stock Option (“ISO”) or a non-qualified stock option (“NQSO”) the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 2000 Plan and to make all other determinations necessary or advisable for administering the 2000 Plan and to construe the 2000 Plan.

TERMS AND CONDITIONS OF OPTIONS

Options granted under the 2000 Plan will be subject to, among other things, the following terms and conditions:

(a)
The exercise price of each option will be determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company’s Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company’s outstanding shares).

(b)
Options may be granted for terms determined by the Administrators not to exceed 10 years; provided, however, that the term of an ISO may not exceed 5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company’s outstanding shares.

(c)
The maximum number of shares of the Company’s Common Stock for which options may be granted to an employee in any calendar year is 750,000 under the Proposal (currently, 250,000).  In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

(d)
The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract (“Contract”) entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in previously acquired shares of the Company’s Common Stock in an amount having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or any combination thereof.

(e)
Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee or his or her legal representatives.

(f)
Except as may otherwise be provided in the applicable Contract, if the optionee’s relationship with the Company as an employee, director or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

(g)
The Company may withhold cash and/or shares of the Company’s Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

Appropriate adjustments will be made in the number and kind of shares available under the 2000 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company’s Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (i) the liquidation or dissolution of the Company; (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company; or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provisions for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

DURATION AND AMENDMENT OF THE 2000 PLAN

The term of the 2000 Plan expires October 10, 2010.  Under the Proposal, the duration of the 2000 Plan will be extended to October 10, 2015. The Board of Directors may at any time terminate or amend the 2000 Plan; provided, however, that, without the approval of the Company’s stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any changes for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee’s consent.

 FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. An optionee should consult with the optionee’s own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

ISOS EXERCISED WITH CASH

No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee’s tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee’s basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a “disqualifying disposition”), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

NQSOS EXERCISED WITH CASH

No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefore will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee’s tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986 (the “Code”), generally effective January 1, 2005.  Section 409A covers most programs that defer the receipt of compensation to a year succeeding the year in which the right to receive such compensation first arose. It provides strict rules for elections (if any) to defer compensation and for the timing of payouts of deferred compensation.

There are significant penalties placed on the individual employee or service provider for failure to comply with Section 409A. However, it does not affect the Company's ability to deduct deferred compensation.

Section 409A generally does not apply to ISOs or NQSOs that are not discounted (discounted options are options issued with an exercise price that is less than the fair market value of the underlying stock on the date of grant).  The terms of the 2000 Plan permit the issuance of discounted NQSOs that could be subject to Section 409A.

Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee’s tax basis in the shares.

EXERCISES OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES

If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor (“Replacement Shares”). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee’s holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

ALTERNATIVE MINIMUM TAX

In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee’s regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee’s alternative minimum taxable income. In addition, the optionee’s basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee’s regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an ISO should consult with the optionee’s tax advisors concerning the applicability and effect of the alternative minimum tax.

REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION

We intend to file a Post-Effective Amendment to our Registration Statement on Form S-8 to include the number of shares authorized by the Amendments, if such Amendments are approved by the Company’s stockholders.

REQUIRED VOTE AND BOARD OF DIRECTORS’ RECOMMENDATION

Approval of the 2000 Plan Amendments requires the affirmative vote of a majority of the shares present, in person or by proxy at the Annual Meeting, and entitled to vote on the 2000 Plan Amendments.  Abstentions will have the effect of a vote against the 2000 Plan Amendments.  Brokers will generally not have discretion to vote on this proposal. Broker non-votes will not be counted as shares present in person or by proxy and entitled to vote and thus will not affect the outcome of the vote.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2000 PLAN AMENDMENTS.

Proposal 3

  RATIFICATION AND APPROVAL OF APPOINTMENT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed BDO Seidman, LLP, as the independent registered public accountants of the Company for the fiscal year ending July 31, 2009. The Board of Directors believes that it is desirable to request the stockholders of the Company to ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending July 31, 2009.  Ratification of the selection is not required by law, and the Company is not required to take any action if the stockholders fail to ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accountants. The firm of BDO Seidman, LLP has audited the books of the Company since fiscal year 2003. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

Independent Accountant Fees

The following table summarizes the fees of BDO Seidman, LLP, billed to us for each of the last two fiscal years for audit services and for other services:

Fee Category	2008	2007
Audit fees (1)	$108,750	$108,636
Audit-related fees	0	0
Tax fees (2)	13,947	12,667
All other fees	0	0
Total fees	$122,697	$121,303

(1) Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-QSB, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2) Tax fees consist of fees for tax compliance.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit services and all non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to its Chairman the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by the Chairman pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

All audit services listed above were approved by the Audit Committee in accordance with the Company’s pre-approval policies and procedures.

Vote Required

The ratification of the appointment of BDO Seidman, LLP as the independent registered public accountant of the Company requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions and broker non-votes, if any, will not be counted as votes “cast” with respect to such matter.

United States based brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

MISCELLANEOUS

Other Matters

The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting.  If, however, any other matters should properly come before the Annual Meeting, including adjournment of the meeting for any reason and any other matters incident to the conduct of the Annual Meeting.  the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

Information Concerning Stockholder Proposals

Any stockholder proposal intended to be presented at the 2009 Annual Meeting of Stockholders must be received by the Company not later than June 15, 2009 for inclusion in the Company’s proxy statement and form of proxy card for that meeting.  Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company’s proxy statement and form of proxy, will be considered untimely, and thus the Company’s proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after August 29, 2009.

Form 10-KSB

Included with this Proxy Statement is the Company’s 2008 Annual Report which contains the Company’s Form 10-KSB for the fiscal year ended July 31, 2008.  The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2008, as well as additional copies of the Form 10-KSB, may be obtained by any stockholder without charge upon written request to the Corporate Secretary, at the Company’s principal offices, 200 Garden City Plaza, Garden City, NY 11530.  The Company’s filings can also be found at http://www.sec.gov.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to the Corporate Secretary, at the Company’s principal offices, 200 Garden City Plaza, Garden City, NY 11530.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

By Order of the Board of Directors

Dr. E. Kelly Hyslop, Chairman

Garden City, New York
October 10, 2008

 EXHIBIT A

2000 STOCK OPTION PLAN OF PROGINET CORPORATION, as amended
through October 9, 2008

1. PURPOSE OF THE PLAN. This stock option plan (the “Plan”) is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of Proginet Corporation, a Delaware corporation (the “Company”), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options which do not qualify as ISOs (“NQSOs”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code.

2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 2(b) and Paragraph 12, the aggregate number of shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”), for which options may be granted under the Plan shall not exceed 3,852,100 (which cap shall also apply to the number of shares for which ISOs may be granted under the Plan).  Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the “Board of Directors”), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.  (b) In the event that options in respect of shares of Common Stock previously granted pursuant to the Company’s Equity Incentive Plan (amended and restated as of February 21, 1995) and the Company’s 1997 Stock Option Plan (collectively, the “Prior Plans”) become, or have become, void, expire, cancelled, terminate unexercised, or cease for any reason whatsoever to be exercisable (the “Voided Options”), the aggregate number of shares of Common Stock for which options may be granted under the Plan shall include an amount equal to the number of Voided Options in any instance, provided, that in no event shall the aggregate number of shares of Common Stock for which options may be issued under the Plan and the Prior Plans exceed 6,000,000 (the "Aggregate Cap"); and, provided, further that any (i) issued and outstanding options and (ii) issued and previously exercised options, each under the Prior Plans, shall be deducted from the Aggregate Cap.

3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors, or by a committee (the “Committee”) consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the “Administrators.” Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule (“Rule 16b-3”), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a “non-employee director,” within the meaning of Rule 16b-3, and an “outside director,” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee. Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the “Contract”), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

4. ELIGIBILITY. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 750,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the closing sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange but the Common Stock is publicly traded and (i) if actual sales price information is available with respect to the Common Stock, the closing sales prices per share of the Common Stock on such day on the OTCBB if the Common Stock trades on the OTCBB or on the pink sheets if that is the principal trading market or (ii) if such information is not available, the midpoint of the closing bid and the asked prices per share for the Common Stock on such day on the OTCBB if the Common Stock trades on the OTCBB or on the pink sheets if that is the principal trading market provided however, that if clauses (a) and (b) of this Paragraph 5 are all inapplicable because the Company’s Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

6. TERM. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

7. EXERCISE. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefore (or the amount due on exercise if the applicable Contract permits installment payments) (a) in cash and/or by certified check, (b) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made. The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual’s right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the optionee’s death or Disability may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee’s directorship is terminated for Cause or without the consent of the Company, such option shall terminate immediately. Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the optionee’s employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment or consulting relationship by reason of the optionee’s Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee’s death, by the optionee’s Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee’s Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the optionee’s directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the optionee’s directorship by reason of the optionee’s Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee’s death, by the optionee’s Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

10. COMPLIANCE WITH SECURITIES LAW. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current. The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the optionee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee’s own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, NASDAQ or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefore. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval. Except as may otherwise be expressly provided in the applicable Contract, in the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets or outstanding equity of the Company, or (iii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity, the Board of Directors of the Company shall, as to outstanding options, either (1) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (2) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on October 10, 2000 and amended on September 26, 2005 and October 9, 2008.  No option may be granted under the Plan after October 10, 2015. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such optionee’s consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee’s Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

 15. WITHHOLDING TAXES. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

17. USE OF PROCEEDS. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

 19. DEFINITIONS. (a) “Cause”, in connection with the termination of an optionee, shall mean (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee’s duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee’s physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors. (b) “Constituent Corporation” shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation. (c) “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code. (d) “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan. (e) “Parent” shall mean a “parent corporation” within the meaning of Section 424(e) of the Code. (f) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

20. GOVERNING LAW. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions. Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

22. STOCKHOLDER APPROVAL. The amended terms of the Plan shall be subject to approval by (a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company’s stockholders at which a quorum is present or (b) the Company’s stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law. No options granted pursuant to the amended terms of the Plan may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amended terms of the Plan are not approved by a vote of the stockholders of the Company on or before October 9, 2009, any options granted that were in excess of the number of shares authorized before the proposed 2000 Plan Amendments, as defined in the Company’s proxy statement distributed to stockholders on or about October 13, 2008, shall terminate, but the Plan shall continue in effect under the terms existing without giving effect to such proposed 2000 Plan Amendments.